NOTES PURCHASE AGREEMENT

THIS NOTES PURCHASE AGREEMENT, dated as of March 17TH, 2017 (this "***Agreement***"), is entered into by and between **G FARMALABS LIMITED**, a Nevada corporation (the "***Company***"), and **MENTOR CAPITAL, INC.**, a Delaware corporation, its successors or assigns (the "***Buyer***").

WITNESSETH:

WHEREAS, the Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Notes (as defined below), upon the terms and subject to the conditions of the Notes, this Agreement, and the other Transaction Documents (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

"***Affiliate***" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

"***Closing Date***" means the date of the closing of the purchase and sale of the Notes as agreed by the Buyer and the Company.

"***Holder***" means the Person holding the Notes.

"***Material Adverse Effect***" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) materially adversely affect the legality, validity or enforceability of the Notes or any of the Transaction Documents, (b) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

"***Person***" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

"***Transaction Documents***" means this Agreement, the Notes, the Security Agreement (defined below), the Trust Deed, the Guaranty, a Consulting Agreement with Buyer, and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement.

2. AGREEMENT TO PURCHASE; PURCHASE PRICE.

(a) **Purchase.** Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company two Promissory Notes with an aggregate principal amount of $500,000 (the "***Purchase Price***") substantially in the forms attached hereto as **Attachment 1** and **Attachment 2** as the same may be amended from time to time (respectively, "***Real Estate Purchase Note***" and "***Working Capital Note***," and collectively, the "***Notes***"). The Notes shall be secured by a Security Agreement substantially in the form attached hereto as **Attachment 3** (the "***Security Agreement***"). Additionally, the Real Estate Purchase Note shall be secured by a Deed of Trust substantially in the form attached hereto as **Attachment 4** or any other Deed of Trust as requested by Buyer related to an additional or substituted parcel of real property (the "***Trust Deed***"), and the Working Capital Note shall be guaranteed by a guaranty substantially in the form attached hereto as **Attachment 5** (the "***Guaranty***").

(b) **Form of Payment; Delivery of Notes.** The purchase and sale of the Notes shall take place virtually at a closing (the "***Closing***") to be held on the Closing Date. At the Closing, the Company will deliver to the Buyer the Transaction Documents against receipt by the Company of the Purchase Price.

3. BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

(a) **Binding Obligation**. The Transaction Documents to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer. This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

(b) **Approvals**. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Buyer in connection with the execution and delivery of the Transaction Documents by the Buyer or the performance of the Buyer's obligations hereunder or thereunder.

4. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

(i) **Status.** The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect.

(ii) **Transaction Documents.** This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Notes, the Security Agreement, the Trust Deed, the Guaranty, and each of the other Transaction Documents, when executed and delivered by the Company (if necessary), will be, valid and binding obligations of the Company or the maker thereof enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

(iii) **Non-contravention.** The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, and the consummation by the Company of the other transactions contemplated by this Agreement, the Notes, the Security Agreement, the Trust Deed, the Guaranty, and the other Transaction Documents do not and will not conflict with or directly or indirectly result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the Articles of Incorporation or Bylaws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument, including any oral agreements or understandings, to which the Company is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

(iv) **Full Disclosure.** There is no fact known to the Company or that the Company should know after having made all reasonable inquiries that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

(v) **Absence of Litigation.** There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(vi) **Absence of Events of Default.** Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (i) its Articles of Incorporation or Bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (ii) any material mortgage,

indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

(vii) **Confirmation.** The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Purchase Price to the Company which would make any of the Company's representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

(viii) **Title**. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

(ix) **Intellectual Property.** The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights ("***Intellectual Property***") necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company's business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

5. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

(a) **Covenants, Acknowledgements and Agreements of the Company.** As a condition to the Buyer's obligation to purchase the Notes contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company's obligations hereunder and the Notes are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(i) Use of Proceeds. The Company will use the proceeds received hereunder for the purposes identified in the Note.

(ii) Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary, if any, to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(iii) Corporate Existence. The Company shall (1) do all things necessary to preserve and keep in full force and effect its corporate existence, including, without limitation, preserving and keeping in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (2) continue to engage in business of the same general type as conducted as of the date hereof; and (c) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

(iv) Taxes. The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

(v) Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, "***Requirements***") of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect on the Company or any of its properties; *provided, however*, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

(vi) Litigation. From and after the date hereof and until all of the Company's obligations under this Agreement and the Notes are paid and performed in full, the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

(vii) Performance of Obligations. The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

(viii) Further Assurances. The Company shall provide automatic withdrawal from one or more bank accounts of all amounts due hereunder or under any of the other

Transaction Documents. To the extent that the Company does business with or through one or more Affiliates, the Company hereby covenants and agrees that each such Affiliate shall use its best efforts to assist the Company in performing the Company's obligations under the Transaction Documents and, in the event that the Company is unable to perform such obligations, each such Affiliate shall perform the Company's obligations.

(ix) Substituted or Additional Deed of Trust. In the event that the parcel of real property located at 1086 South Lincoln Avenue, San Bernardino, California 92408 is either sold or determined to be of insufficient value to satisfy the obligations due by Company under the Real Estate Purchase Note or as otherwise reasonably requested by Buyer, Company shall cooperate with Buyer to prepare and record an additional or substituted Deed of Trust in a form substantially similar to that attached hereto as Attachment 4 for such additional or substituted parcel of real property.

(x) Certain Negative Covenants of the Company. From and after the date hereof and until all of the Company's obligations hereunder and the Notes are paid and performed in full, the Company shall not:

A. Incur any new indebtedness for borrowed money without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; *provided, however* the Company may incur obligations under trade payables in the ordinary course of business consistent with past practice without the consent of the Buyer;

B. Grant or permit any security interest (or other lien or other encumbrance) in or on any of its assets;

C. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modify any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company;

D. Transfer, assign, sell, pledge, hypothecate or otherwise alienate or encumber any collateral without the prior written consent of the Buyer;

E. Enter into any debt or equity financing transaction without giving the Buyer at least ten (10) days' notice of such prospective financing transaction (the "***Transaction Notice***") and the pre-emptive right to provide such financing on substantially similar terms within five (5) days of receiving the Transaction Notice;

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The Company's obligation to sell the Notes to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon all of the following conditions, any of which may be waived in whole or in part by the Company:

(a) The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer on or before the Closing Date;

(b) Delivery by the Buyer by or on the Closing Date of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement;

(c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

(d) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE. The Buyer's obligation to purchase the Notes is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

(a) The execution and delivery of this Agreement, the Security Agreement, the Trust Deed, the Guaranty, the Consulting Agreement and, as applicable, the other Transaction Documents by the Company and others on or before the Closing Date;

(b) The delivery by the Company to the Buyer of the Notes, each in original form, duly executed by the Company, in accordance with this Agreement;

(c) On the Closing Date, each of the Transaction Documents executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder;

(d) Receipt by Buyer of a Certificate of the Secretary of the Company to the effect that, as of the Closing Date, all of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, are accurate in all material respects, as if made on such date;

(e) The performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

(f) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

(g) All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer; and

8. INDEMNIFICATION.

(a) The Company agrees to defend, indemnify and forever hold harmless the Buyer and its stockholders, directors, officers, managers, partners, Affiliates, employees, and

agents (collectively, the "***Buyer Parties***") from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "***Damages***"), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this Section (the "***Indemnified Parties***") shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto. If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

(b) The indemnification obligations contained in this Agreement shall be in addition to (i) any cause of action or similar rights of the Buyer Parties against the Company or others, and (ii) any other liabilities the Company may be subject to.

9. MISCELLANEOUS. The Company and the Buyer hereby agree that the provisions of this Section 9 shall apply to all of the Transaction Documents.

(a) **Governing Law and Venue**. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive personal jurisdiction of the state or federal courts of the State of California in connection with any dispute arising under this Agreement or any of the other Transaction Documents, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non conveniens*, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Nothing in this subsection shall affect or limit any right to serve process in any other manner permitted by law.

(b) **No Waiver**. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c) **Successors and Assigns**. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

(d) **Pronouns**. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

(e) **Counterparts**. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed to constitute one instrument. Facsimile and email copies of signed signature pages will be deemed binding originals.

(f) **Headings**. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(g) **Severability**. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(h) **Amendment**. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

(i) **Entire Agreement**. This Agreement together with the other Transaction Documents constitutes and contains the entire agreement between the Company and the Buyer and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(j) **Assignment by the Company**. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer.

(k) **Advice of Counsel**. In connection with the preparation of this Agreement and all other Transaction Documents, each of the Company, its stockholders, officers, agents, and representatives acknowledges and agrees that the attorney that prepared this Agreement and all of the other Transaction Documents acted as legal counsel to the Buyer only. Each of the Company, its stockholders, officers, agents, and representatives (i) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (ii) either has sought such legal counsel or hereby waives the right to do so.

(l) **No Strict Construction**. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

(m) **Attorney's Fees**. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys' and other professionals' fees, court costs and collection costs in addition to any other relief to which such party may be entitled. "***Prevailing Party***" shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

(n) **Replacement of the Notes**. Subject to any restrictions on or conditions to transfer set forth in the Notes, the Holder of the Notes, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company's chief executive office, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange

therefor one or more new promissory note(s), each in the principal requested by such Holder, dated the date to which interest shall have been paid on each Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note or Notes so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or its attorney for the same principal amount as the then unpaid principal amount of the Note or Notes so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Notes and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new promissory note executed in the same manner as the Note or Notes being replaced, in the same principal amount as the unpaid principal amount of such Note or Notes and dated the date to which interest shall have been paid on the each Note or, if no interest shall have yet been so paid, dated the date of each Note.

(o) **Notices**. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on receipt. The Company acknowledges and agrees that, for all purposes, notices sent to 369 3rd Street, #464, San Rafael, California 94901 are sent to the Company and, upon delivery thereto, shall be delivered to and received by, the Company.

10. SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company's and the Buyer's covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

G FARMALABS LIMITED,
a Nevada corporation

By: ______________________
Cristina Gonzalez, its President

MENTOR CAPITAL, INC.,
a Delaware corporation

By: ______________________
Chet Billingsley, its Chief Executive Officer

ATTACHMENT 1

Real Estate Purchase Note

PROMISSORY NOTE
For Purchase of Real Estate

$120,000.00 **March 17th, 2017**

G FARMALABS LIMITED
Secured Convertible Promissory Note

FOR VALUE RECEIVED, G FarmaLabs Limited, a Nevada corporation (the "***Borrower***"), hereby promises to pay to the order of Mentor Capital, Inc., a Delaware corporation, or its successors or assigns (the "***Lender***," and together with the Borrower, the "***Parties***"), the principal sum of $120,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Promissory Note for Purchase of Real Estate (this "***Note***"). This Note is issued pursuant to that certain Note Purchase Agreement of substantially even date herewith, entered into by and between the Borrower and the Lender, as the same may be amended from time to time (the "***Purchase Agreement***"). This loan is being made to Borrower at its request and Borrower has represented that the proceeds will be applied toward the purchase of that certain real estate commonly referred to as vacant land located at 1086 South Lincoln Avenue, San Bernardino, California, 92408, in the County of San Bernardino, with Assessor's Parcel Number 0136 421 09 0000, which Borrower has represented it is purchasing for $390,000, or such other substituted property as may be agreed by Lender (the "***Real Estate***"). Defined terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

1. **Principal and Interest Payments**. Interest on the unpaid principal balance of this Note shall accrue at the rate of 7.42% per annum, compounded monthly. The Borrower shall pay to the Lender (i) monthly payments of principal and interest in the amount of $1,107 each, commencing April 15, 2017, and (ii) all remaining amounts due hereunder (estimated to be $93,585 assuming all payments hereunder are timely made) in a payment due on or before April 15, 2022 (the "***Maturity Date***"). In the event that any monthly payment is paid more than ten days late, such payment shall accrue a late fee equal to ten percent (10%) of the amount due. All payments owing hereunder shall be in lawful money of the United States of America delivered to the Lender at the address furnished to the Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and penalties, if any, then to (c) accrued and unpaid interest, and thereafter to (d) principal. For purposes hereof, the term "***Outstanding Balance***" means the sum of the outstanding principal balance of this Note and any accrued but unpaid interest, collection and enforcement costs, and any other fees or penalties incurred under this Note or as set forth in the Purchase Agreement.

2. **Prepayment by the Borrower**. The Borrower may, upon giving the Lender not less than thirty (30) days written notice (a "***Prepayment Notice***"), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date.

3. **Security**. This Note is secured by that certain Security Agreement of substantially even date herewith (the "***Security Agreement***") executed by the Borrower in favor of the Lender encumbering certain assets of the Borrower, as more specifically set forth in the Security Agreement, all of the terms and conditions of which are hereby incorporated into and made a part

of this Note. This Note is further secured by a Deed of Trust of substantially even date herewith (the "***Deed of Trust***") executed by the Borrower in favor of the Lender encumbering the real property being purchased by the Borrower, all of the terms and conditions of which are hereby incorporated into and made a part of this Note. The Parties agree that an additional or substituted Deed of Trust ("***Substituted Deed of Trust***") may be required by Lender to secure the payments due by Borrower under this Note and Borrower agrees to cooperate with Lender in preparing and filing any such requested Substituted Deed of Trust on substantially similar terms as the Deed of Trust.

4. **Representations and Warranties of the Borrower**. In addition to the representations and warranties set forth in the Purchase Agreement, the Security Agreement, the Deed of Trust, and the Substituted Deed of Trust, if any, which are incorporated herein, the Borrower hereby represents and warrants to the Lender that (i) the issuance of this Note has been duly authorized by all necessary corporate action of the Borrower, and (ii) any debt encumbering the Real Estate prior and in preference to Borrower's Deed of Trust or Substituted Deed of Trust shall not exceed $290,000.

5. **Covenants**. In addition to the covenants set forth in the Purchase Agreement, the Security Agreement, the Deed of Trust, and the Substituted Deed of Trust, the Borrower covenants and agrees, while any portion of this Note remains outstanding and unconverted, as follows:

(a) The Borrower shall do all things necessary to preserve and keep in full force and effect its corporate existence including, without limitation, maintain all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b) The Borrower shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP;

(c) The Borrower shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, "***Requirements***") of all governmental bodies, departments, commissions, boards, insurers, courts, authorities, officials or officers which are applicable to the Borrower or any of its properties, except where the failure to so comply would not have a Material Adverse Effect on the Borrower or any of its properties; *provided*, *however*, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements;

(d) The Borrower shall keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e) The Borrower shall notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Borrower involving a claim in excess of $100,000.00;

(f) The Borrower shall use the proceeds from this Note to purchase the Real Estate; and

(g) The Borrower shall notify the Lender in writing, promptly upon the occurrence of any Event of Default.

6. **Default**. If any of the events specified below shall occur (each, an "***Event of Default***") and Borrower shall fail to cure such Event of Default within ninety (90) days of receipt of written notice from Lender, the Outstanding Balance shall immediately become due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower.

(a) The Borrower shall fail to make any payment within ninety (90) days of when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal or other amount due hereunder. For clarification, this Section 6 has no requirement of any notice, presentment, demand, protest, chance to cure, or other condition, all of which are expressly waived by Borrower.

(b) The Borrower or its subsidiaries or affiliates, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents.

(c) Any representation, warranty or certificate made or furnished by or on behalf of the Borrower to the Lender shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

(d) If any of the Borrower's assets are assigned to its creditors, if the Borrower fails to pay its debts generally as they become due, or if the Borrower files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, rule, regulation, statute or ordinance (collectively, "***Laws and Rules***"), or any other Law and Rule for the relief of, or related to, debtors.

(e) If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

(f) If any governmental or regulatory authority takes or institutes any action that will materially affect the Borrower's financial condition, operations or ability to pay or perform the Borrower's obligations under this Note.

(g) A judgment is entered against the Borrower for an amount in excess of $100,000.00.

(h) In the event of (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Borrower, or (ii) a sale of all or substantially all of the assets of the Borrower to another person or entity.

7. **Unconditional Obligation**. No provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the currency as herein prescribed. This Note is a direct obligation of the Borrower.

8. **Binding Effect**. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; *provided, however*, that the Borrower shall not assign its rights or obligations hereunder in whole or in part without the express written consent of the Lender.

9. **Governing Law; Venue**. The terms of this Note shall be construed in accordance with the laws of the State of California as applied to contracts entered into by California residents within the State of California, which contracts are to be performed entirely within the State of California. With respect to any disputes arising out of or related to this Note, the Parties consent to the exclusive personal jurisdiction of, and venue in, the state courts in California (or in the event of federal jurisdiction, the United States District Court for the Northern District of California), and hereby waive, to the maximum extent permitted by law, any objection, including any objection based on *forum non conveniens*, to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper.

10. **Pronouns**. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.

11. **Headings**. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.

12. **Severability**. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

13. **Attorneys' Fees**. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

14. **Amendments and Waivers; Remedies**. No failure or delay on the part of a Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision

of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

15. **Notices**. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed effective upon receipt.

16. **Rules of Construction**. The Parties intend that they be deemed joint authors hereof and that no rules of construction be employed in the interpretation hereof.

17. **Entire Agreement**. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of the Borrower and the Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations with respect to the subject matter thereof. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Note as of the date set forth above.

G FARMALABS LIMITED,
a Nevada corporation

By: ______________________
Cristina Gonzalez, its President

MENTOR CAPITAL, INC.,
a Delaware corporation

By: ______________________
Chet Billingsley, its Chief Executive Officer

ATTACHMENT 2

Working Capital Note

PROMISSORY NOTE
For a Working Capital Loan

$380,000.00 **March 17TH, 2017**

G FARMALABS LIMITED
Secured Convertible Promissory Note

FOR VALUE RECEIVED, G FarmaLabs Limited, a Nevada corporation (the "***Borrower***"), hereby promises to pay to the order of Mentor Capital, Inc., a Delaware corporation, or its successors or assigns (the "***Lender***," and together with the Borrower, the "***Parties***"), the principal sum of $380,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Promissory Note for Working Capital (this "***Note***"). This Note is issued pursuant to that certain Note Purchase Agreement of substantially even date herewith, entered into by and between the Borrower and the Lender, as the same may be amended from time to time (the "***Purchase Agreement***"). This loan is being made to Borrower at its request and Borrower has represented that the proceeds will be used for working capital. Defined terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

1. **Principal and Interest Payments**. Interest on the unpaid principal balance of this Note shall accrue at the rate of 7.42% per annum, compounded monthly. The Borrower shall pay to the Lender (i) monthly payments of principal and interest in the amount of $3,505 each, commencing April 15, 2017, and (ii) all remaining amounts due hereunder (estimated to be $296,352 assuming all payments hereunder are timely made) in a payment due on or before April 15, 2022 (the "***Maturity Date***"). In the event that any monthly payment is paid more than ten days late, such payment shall accrue a late fee equal to ten percent (10%) of the amount due. All payments owing hereunder shall be in lawful money of the United States of America delivered to the Lender at the address furnished to the Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and penalties, if any, then to (c) accrued and unpaid interest, and thereafter to (d) principal. For purposes hereof, the term "***Outstanding Balance***" means the sum of the outstanding principal balance of this Note and any accrued but unpaid interest, collection and enforcement costs, and any other fees or penalties incurred under this Note or as set forth in the Purchase Agreement.

2. **Prepayment by the Borrower**. The Borrower may, upon giving the Lender not less than thirty (30) days written notice (a "***Prepayment Notice***"), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date.

3. **Security**. This Note is secured by that certain Security Agreement of substantially even date herewith (the "***Security Agreement***") executed by the Borrower in favor of the Lender encumbering certain assets of the Borrower, as more specifically set forth in the Security Agreement, all of the terms and conditions of which are hereby incorporated into and made a part of this Note.

4. **Guaranty**. Ata Gonzalez guarantees all obligations under this Note pursuant to a guaranty of substantially even date herewith (the "***Guaranty***").

5. **Representations and Warranties of the Borrower**. In addition to the representations and warranties set forth in the Purchase Agreement, the Security Agreement and the Guaranty, which are incorporated herein, the Borrower hereby represents and warrants to the Lender that the issuance of this Note has been duly authorized by all necessary corporate action of the Borrower.

6. **Covenants**. In addition to the covenants set forth in the Purchase Agreement, the Security Agreement and the Guaranty, the Borrower covenants and agrees, while any portion of this Note remains outstanding and unconverted, as follows:

(a) The Borrower shall do all things necessary to preserve and keep in full force and effect its corporate existence including, without limitation, maintain all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; and continue to engage in business of the same general type as conducted as of the date hereof; and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

(b) The Borrower shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP;

(c) The Borrower shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, "***Requirements***") of all governmental bodies, departments, commissions, boards, insurers, courts, authorities, officials or officers which are applicable to the Borrower or any of its properties, except where the failure to so comply would not have a Material Adverse Effect on the Borrower or any of its properties; *provided, however*, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements;

(d) The Borrower shall keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of their financial transactions, are made in accordance with GAAP;

(e) The Borrower shall notify the Lender in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Borrower involving a claim in excess of $100,000.00;

(f) The Borrower shall use the proceeds from this Note for its own working capital; and

(g) The Borrower shall notify the Lender in writing, promptly upon the occurrence of any Event of Default.

6. **Default**. If any of the events specified below shall occur (each, an "***Event of Default***") and Borrower shall fail to cure such Event of Default within ninety (90) days of receipt of written notice from Lender, the Outstanding Balance shall immediately become due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower.

(a) The Borrower shall fail to make any payment within ninety (90) days of when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal or other amount due hereunder. For clarification, this Section 6 has no requirement of any notice, presentment, demand, protest, chance to cure, or other condition, all of which are expressly waived by Borrower.

(b) The Borrower or its subsidiaries or affiliates, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents.

(c) Any representation, warranty or certificate made or furnished by or on behalf of the Borrower to the Lender shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

(d) If any of the Borrower's assets are assigned to its creditors, if the Borrower fails to pay its debts generally as they become due, or if the Borrower files any petition, proceeding, case or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, rule, regulation, statute or ordinance, or any other law or rule for the relief of, or related to, debtors.

(e) If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

(f) If any governmental or regulatory authority takes or institutes any action that will materially affect the Borrower's financial condition, operations or ability to pay or perform the Borrower's obligations under this Note.

(g) A judgment is entered against the Borrower for an amount in excess of $100,000.00.

(h) In the event of (i) any transaction or series of related transactions (including any reorganization, merger or consolidation) that results in the transfer of 50% or more of the outstanding voting power of the Borrower, or (ii) a sale of all or substantially all of the assets of the Borrower to another person or entity.

7. **Unconditional Obligation**. No provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the currency as herein prescribed. This Note is a direct obligation of the Borrower.

8. **Binding Effect**. This Note shall be binding on the Parties and their respective heirs, successors, and assigns; *provided, however*, that the Borrower shall not assign its rights or obligations hereunder in whole or in part without the express written consent of the Lender.

9. **Governing Law; Venue**. The terms of this Note shall be construed in accordance with the laws of the State of California as applied to contracts entered into by California residents within the State of California, which contracts are to be performed entirely within the State of California. With respect to any disputes arising out of or related to this Note, the Parties consent to the exclusive personal jurisdiction of, and venue in, the state courts in California (or in the event of federal jurisdiction, the United States District Courts located in California), and hereby waive, to the maximum extent permitted by law, any objection, including any objection based on *forum non conveniens*, to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper.

10. **Pronouns**. Regardless of their form, all words used in this Note shall be deemed singular or plural and shall have the gender as required by the text.

11. **Headings**. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.

12. **Severability**. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

13. **Attorneys' Fees**. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

14. **Amendments and Waivers; Remedies**. No failure or delay on the part of a Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

15. **Notices**. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed effective upon receipt.

16. **Rules of Construction**. The Parties intend that they be deemed joint authors hereof and that no rules of construction be employed in the interpretation hereof.

17. **Entire Agreement**. This Note, together with the other Transaction Documents, contains the complete understanding and agreement of the Borrower and the Lender and

supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations with respect to the subject matter thereof. THIS NOTE, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Note as of the date set forth above.

G FARMALABS LIMITED,
a Nevada corporation

By: ______________________
Cristina Gonzalez, its President

MENTOR CAPITAL, INC.,
a Delaware corporation

By: ______________________
Chet Billingsley, its Chief Executive Officer